UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2010 (February 25, 2010)

BANCORPSOUTH, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (662) 680-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
     BancorpSouth, Inc. (the “Company”) issued a press release on February 25, 2010 regarding its previously released unaudited financial results for the quarter and year ended December 31, 2009, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
Section 8 — Other Events
Item 8.01. Other Events.
     The Company issued a press release on February 25, 2010 regarding its previously released unaudited financial results for the quarter and year ended December 31, 2009. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit 99.1 Press release issued on February 25, 2010 by BancorpSouth, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

	By:	/s/ William L. Prater

William L. Prater Treasurer and Chief Financial Officer

Date: February 26, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued on February 25, 2010 by BancorpSouth, Inc.